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                           ONE GROUP(R) MUTUAL FUNDS

                         EQUITY FUNDS -- CLASS A, B, C
                     MUNICIPAL BOND FUNDS -- CLASS A, B, C
                          BOND FUNDS -- CLASS A, B, C
                        INVESTOR FUNDS -- CLASS A, B, C

                         Supplement dated May 16, 2001
                      to Prospectus dated November 1, 2000

                              HEALTH SCIENCES FUND

                         Supplement dated May 16, 2001
                      to Prospectus dated February 1, 2001

In the section entitled "Waiver of Class A Sales Charge", the prospectus lists several categories of purchases of Class A shares of the Funds on which no sales charge is imposed. Two of the categories are changing. Categories 2 and 6 are being replaced with the following:

2. Acquired in exchange for other One Group shares if a comparable sales charge has been paid for the exchanged shares.

6. Bought with proceeds from the sale of Class A shares of a One Group Fund, but only if the purchase is made within 60 days of the sale or distribution. Appropriate documentation may be required. In addition, no sales charge is imposed if Class A shares of a One Group Fund are bought with the proceeds from the sale of shares of another mutual fund on which a sales charge was paid, if the Distributor receives notice before you invest indicating that your Shareholder Servicing Agent is waiving its commission.

                    INVESTORS SHOULD RETAIN THIS SUPPLEMENT
                    WITH THE PROSPECTUS FOR FUTURE REFERENCE
TOG-F-SUPP